FLEXIBLE PREMIUM VARIABLE ANNUITY - C

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated August 29, 2005

to the

Prospectus dated May 1, 2005

The following hereby replaces in its entirety the corresponding “SUMMARY – 5. EXPENSES” paragraph in the Prospectus:

We deduct daily mortality and expense risk fees and administrative charges at an annual rate of 0.85% (if you do not choose an optional death benefit) or 1.00% (if you choose the “Return of Premium Death Benefit”) from the assets in each subaccount during the accumulation phase and 1.25% during the income phase.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity - C dated May 1, 2005